EXHIBIT 23.1
                                                                    ------------

                         Consent of Independent Auditors

We consent to the incorporation by reference in the following registration statements of Vishay Intertechnology, Inc. and in the related Prospectuses of our report dated February 6, 2003, with respect to the consolidated financial statements, as amended, of Vishay Intertechnology, Inc. included in this Annual Report (Form 10-K/A) for the year ended December 31, 2002.


     Registration
    Statement  Number             Form                Description
   ------------------             ----                -----------
         33-7850                  S-8          1986 Employee Stock Plan of
                                               Vishay Intertechnology, Inc.

         33-7851                  S-8          1986 Employee Stock Plan of
                                               Dale Electronics, Inc.

        333-78045                 S-8          1997 Stock Option Program
                                               and 1998 Employee Stock
                                               Option Program of Vishay
                                               Intertechnology, Inc.

        333-68090                S-3/A         $550,000,000 Liquid Yield
                                               Option Notes Due 2021

        333-89614                 S-3          Shares of Common Stock upon
                                               Conversion of General
                                               Semiconductor, Inc. 5.75%
                                               Convertible Notes due 2006

        333-73496                 S-8          Amended and Restated General
                                               Semiconductor, Inc. 1993
                                               Long-Term Incentive Plan and
                                               General Semiconductor, Inc.
                                               Amended and Restated 1998
                                               Long-Term Incentive Plan

        333-52594                S-3/A         2,887,134 Common Shares and
                                               $945,779,624 other securities


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
July 28, 2003